1
KBW Texas Field Trip
February 11th, 2009
Presentation by: George M. Lee, CEO

Forward Looking Statements
The statements contained in this presentation that are not
historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation
 Reform Act of 1995. Forward-looking statements describe
MetroCorp’s future plans, projections, strategies and
expectations, are based on assumptions and involve a number
of risks and uncertainties, many of which are beyond
MetroCorp’s control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in
MetroCorp’s 2007 Annual Report on Form 10-K and other
reports and documents filed from time to time with the SEC.

2004 - 2006
Below → Average
2007 - 2009
Average → Good
2010 – 2012
Good → Great

3

Good
to
Great
In ’08 & ’09:
Slowing down loan &
asset growth.
 Extending to part
of 2010.
Strengthening Our
Platform
Growing Our Platform
Harvesting From Our Platform
Extending into 2013
Strategic Transformation of MetroCorp

Capital
Net Interest
Margin
Asset
Quality &
Provisions
Earning
Asset
Expense
Control
Future Earnings Platform

Expense Control

FTE
298
MB
257
MB
63
MUB
($ in millions)
Assets
$859
$1,155
MB
$429
MUB
Loans
$575
$974
MB
$372
MUB
Deposits
$709
$955
MB
$319
MUB
FTE Expense Control

2004
Q4
2005
Q4
2006
Q4
2007
Q4
2008
Q4
2009
Q1 E
MetroBank
280
283
291
277
257
246
Metro United Bank
-
32
59
71
63
59
FTEs

2005 Q4
2006 Q4
2007 Q4
2008 Q4
2009 Q1 E
Total Assets ($000)
914,748
1,009,996
1,083,536
1,155,480
1,166,883
Total Loans ($000)
636,625
702,444
866,603
974,164
975,258
FTE
283
291
277
257
246
Total Assets ($000) / FTE
3,232
3,471
3,912
4,496
4,743
Total Loans ($000) / FTE
2,250
2,414
3,129
3,791
3,964
FTE - MetroBank

2005 Q4
2006 Q4
2007 Q4
2008 Q4
2009 Q1 E
Total Assets ($000)
212,782
257,211
376,218
429,128
430,375
Total Loans ($000)
134,848
184,112
335,308
371,883
375,872
FTE
32
59
71
63
59
Total Assets ($000) / FTE
6,649
4,360
5,299
6,812
7,294
Total Loans ($000) / FTE
4,214
3,121
4,723
5,903
6,371
FTE - Metro United Bank

Net Interest Margin

Source: SNL Financial and MCBI company record
MCBI
UCBH
PFBC
EWBC
CATY
2008 Q4
3.72
2.44
3.31
2.72
2.85
2007 Q4
4.30
3.39
4.82
3.91
3.43
2006 Q4
4.61
3.34
5.19
3.81
4.01
2005 Q4
4.56
3.62
4.81
4.20
4.34
Net Interest Margin (%)
Comparison Among NASDAQ Listed Chinese Ethnic Banks

MetroBank
4.50
4.37
4.04
3.99
Metro United Bank
3.59
3.56
3.54
3.56
MetroBank
4.95
4.65
4.86
4.64
Metro United Bank
4.04
4.41
4.07
4.35
2008
2007
Net Interest Margin (%)

Capital

•
12
/
31
/
2008
:
10.32%
• With CPP
:
13.33%
Total Risk-Based Capital Ratio

Asset Quality & Provisions

Source: SNL Financial and MCBI company record
MCBI
UCBH
PFBC
EWBC
CATY
2008 Q4
2.56
NA
6.84
2.12
2.06
2007 Q4
0.38
0.55
1.90
0.57
0.84
2006 Q4
0.73
0.23
0.08
0.18
0.36
2005 Q4
1.53
0.38
0.00
0.30
0.30
 * Net Nonperforming Assets are net of guarantee and accruing loan > 90 days delinquent.
Net NPA* / Assets (%)

Source: SNL Financial and MCBI company record
MCBI
UCBH
PFBC
EWBC
CATY
2008 Q4
1.53
2.20
1.56
2.16
1.64
2007 Q4
1.09
1.01
1.21
1.00
0.97
2006 Q4
1.29
0.91
1.03
0.95
1.05
2005 Q4
1.71
1.08
1.16
1.01
1.22
Reserves / Loans (%)

Nonperforming Assets (Net)
	2004	2005	2006	2007	2008
Net Nonperforming Assets *	$15,219	$17,294	$9,333	$6,785	$40,740
Net Nonperform. Assets to Total Assets %	1.66%	1.53%	0.73%	0.38%	2.56%
* Net Nonperforming Assets are net of guarantee and accruing loan > 90 days delinquent.

Allowance to Net Nonperforming Loans
	2004	2005	2006	2007	2008
Allowance for Loan Losses	$10,501	$13,169	$11,436	$13,125	$20,577
Allowance to Net Nonperforming Loans %	76.9%	98.1%	173.6%	247.1%	57.3%
* Net Nonperforming Assets are net of guarantee and accruing loan > 90 days delinquent.

Earning Asset Platform

Building
Market
Synergy
Northern
Southern
ChongQing
Xiamen
Houston
Dallas
Market Footprint

As of 12/31/08
$ in millions
• Assets
1,155
$
• Loans
974
$
• Deposits
955
$
• Branches
13
MetroBank (Texas)

Texas Initiatives
❖ Maintain Houston Dominance
❖ Asset Quality Improvement
❖ Expense Control
❖ Improve Fee Income
❖ Dallas Growth

As of: 12/31/08
$ in millions
• Assets
429
$
• Loans
372
$
• Deposits
319
$
• Branches
6
Metro United Bank (California)

California Initiatives
❖ Asset Quality Improvement
❖ Expense Control
❖ Improve Fee Income
❖ Low Cost Deposit Growth

MCBI Asset Growth
$ in millions
Mid single
digit ‘09
$867
$914
$1,128
$1,268
$1,460
$1,583
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2003
2004
2005
2006
2007
2008

MCBI Total Loan Growth
$ in millions
Mid single
digit ‘09
$557
$595
$771
$887
$1,202
$1,346
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2003
2004
2005
2006
2007
2008

MCBI Deposit Growth
$ in millions
High single
digit ‘09
$725
$755
$962
$1,082
$1,191
$1,269
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2003
2004
2005
2006
2007
2008

Earnings

0.79
1.29
0.98
1.62
1.22
1.95
1.10
2.00
0.40
1.82
$-
$0.50
$1.00
$1.50
$2.00
$2.50
2004
2005
2006
2007
2008
Diluted EPS
PPPt EPS
Pre-Provision/Pre-Tax EPS

Good to Great - Metro Objectives
❖ Core Competency
❖ Competitive Edge
❖ Market Expansion
❖ Asset Quality
❖ Efficiency & Financial Results

2004 - 2006
Below → Average
2007 - 2009
Average → Good
2010 – 2012
Good → Great

32

Good
to
Great
In ’08 & ’09:
Slowing down loan &
asset growth.
 Extending to part
of 2010.
Strengthening Our
Platform
Growing Our Platform
Harvesting From Our Platform
Extending into 2013
Strategic Transformation of MetroCorp